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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     NOVEMBER 25, 1998 (NOVEMBER 17, 1998)



                         COMPREHENSIVE CARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                       0-5751                 95-2594724
 ----------------------------          ------------          -------------------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


      4200 WEST CYPRESS STREET
             SUITE 300
           TAMPA, FLORIDA                                          33607
 ---------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (813) 872-1561


                                 NOT APPLICABLE.
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        On November 17, 1998, Comprehensive Care Corporation (the "Company") held its Annual Meeting of Stockholders. The meeting was held to (i) elect one
(1) Class III director to the Company's Board of Directors and (ii) authorize an amendment to the Company's 1995 Incentive Plan to increase the number of shares authorized and available for issuance thereunder from 600,000 to 1,000,000 shares.

        Stockholders of the Company's Common Stock, $.01 par value, of record as of September 29, 1998 (the "Record Date") were entitled to notice of the Annual Meeting and to vote at such meeting. As of the Record Date, there were 3,474,333 shares of Common Stock entitled to vote at the meeting. Shareholders holding 3,330,946 shares of Common Stock, representing a majority of the Common Stock and representing a quorum (approximately 96% of the total shares entitled to vote), were represented at the meeting either in person or by proxy.

        RESULTS OF ELECTION OF DIRECTORS

        Shareholders were asked to elect one (1) Class III director to the Company's Board of Directors. Set forth below is the name of the person nominated for and elected to serve on the Company's Board of Directors for a term of three (3) years until the year 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified as well as the results of the voting for the nominee.

                    Name                    Votes For           Votes Against
          ---------------------             ---------           -------------
          A. Richard Pantuliano             2,945,316              385,630

        The Board of Directors of the Company is now comprised of the following four (4) directors: Messr. Chriss W. Street, the sole Class II Director whose term expires at the 1999 Annual Meeting of Stockholders; Messrs. William H. Boucher and J. Marvin Feigenbaum, Class I Directors whose terms expire at the 2000 Annual Meeting of Stockholders; and Messr. A. Richard Pantuliano, the sole Class III Director whose term expires at the 2001 Annual Meeting of Stockholders.

        PROPOSAL TO AMEND 1995 INCENTIVE PLAN

        The Board of Directors submitted to the Stockholders a proposal to effect the Company's 1995 Incentive Plan (the "Plan") to increase the number of shares issuable thereunder from 600,000 to 1,000,000 shares. The proposal to amend the Plan was adopted by the Company's Stockholders as follows:


       Votes For               Votes Against           Abstentions           Total Non-Votes
       ---------               -------------           -----------           ---------------
       1,467,060                  327,252                15,598                 1,521,036

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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        C. EXHIBITS.  The following document is furnished in accordance with
Item 601 of Regulation S-K.

        Exhibit
        Number               Description
        -------              -----------
         99.1                Comprehensive Care Corporation 1995 Incentive Plan,
                             as amended on November 17, 1998


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPREHENSIVE CARE CORPORATION


                                            By: /s/ CHRISS W. STREET
                                                --------------------------------
                                                Chriss W. Street
                                                Chairman, President and Chief
                                                Executive Officer


Date: November 25, 1998


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                                 EXHIBIT INDEX

        Exhibit
        Number               Description
        -------              -----------
         99.1                Comprehensive Care Corporation 1995 Incentive Plan,
                             as amended on November 17, 1998